UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2026

Cenntro Inc.
(Exact Name of Registrant as Specified in Charters)

Nevada	001-38544	93-2211556
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

33 Wood Avenue South, Suite 600, PMB #3572 Iselin, New Jersey 08830
(Address of Principal Executive Offices, and Zip Code)

(732) 820-6757
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Comon Stock, $0.0001 par value per share	CENN	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed, on May 12, 2026, Cenntro Inc., a Nevada corporation (the “Company”) entered into a securities purchase agreement with certain accredited investors, which was amended by the first amendment to the securities purchase agreement, dated May 19, 2026, pursuant to which the Company agreed to issue and sell, in a private placement (the “Private Placement”), an aggregate of 1,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”) at a purchase price of $3.93 per share, for gross proceeds of approximately $3,930,000.

The Private Placement closed on June 2, 2026. The Common Stock were issued and sold by the Company to the investors in reliance upon the exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof, and Regulation S promulgated thereunder for transactions not involving a public offering. Each investor was required to represent that it is not a “U.S. person” in accordance with Regulation S in the case of the Common Stock sold outside the United States. The Company did not engage in general solicitation or advertising and did not offer securities to the public in connection with the issuance and sale of Common Stock described in this report.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

This report shall be deemed to be incorporated by reference into the registration statement of the Company on Form S-3 (File No. 333-292994) and to be a part thereof from the date on which this report is filed, to the extent not superseded by documents or reports subsequently filed or furnished.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibits Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2026

Cenntro Inc.

	By:	/s/ Peter Z. Wang
	Name:	Peter Z. Wang
	Title:	Chief Executive Officer